SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
Small Cap II Fund
(the "Funds")

Supplement Dated March 30, 2020
to the Prospectus dated September 30, 2019, as last amended on March 18, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Funds.

Change in Portfolio Management of the Small Cap Fund

In the Fund Summary for the Small Cap Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Los Angeles Capital Management and Equity Research, Inc.	Hal W. Reynolds, CFA	Since 2020	Chief Investment Officer and Senior Portfolio Manager
	Daniel E. Allen, CFA	Since 2020	President and Senior Portfolio Manager
	Kristin Ceglar, CFA	Since 2020	Portfolio Manager, Group Managing Director

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Small Cap Fund" the following text is hereby added in the appropriate alphabetical order thereof:

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (Los Angeles Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, CA 90025, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Los Angeles Capital. Hal W. Reynolds, CFA, Chief Investment Officer and Senior Portfolio Manager, co-founded Los Angeles Capital in 2002. Mr. Reynolds began his investment career in 1982 and earned a B.A. from the University of Virginia and an M.B.A. from University of Pittsburgh. Daniel A. Allen, CFA, President and Senior Portfolio Manager, joined Los Angeles Capital in 2009. Mr. Allen began his investment career in 1983 and earned a B.B.A. from Pacific Lutheran University and an M.B.A. from University of Chicago Booth School of Business. Kristin Ceglar, CFA, Portfolio Manager and Group Managing Director, joined Los Angeles Capital in 2005 and earned a B.A. from Harvard University.

Change in Portfolio Management of the Small Cap II Fund

In the Fund Summary for the Small Cap II Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Los Angeles Capital Management and Equity Research, Inc.	Hal W. Reynolds, CFA	Since 2020	Chief Investment Officer and Senior Portfolio Manager
	Daniel E. Allen, CFA	Since 2020	President and Senior Portfolio Manager
	Kristin Ceglar, CFA	Since 2020	Portfolio Manager, Group Managing Director

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Small Cap II Fund" the following text is hereby added in the appropriate alphabetical order thereof:

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (Los Angeles Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, CA 90025, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Los Angeles Capital. Hal W. Reynolds, CFA, Chief Investment Officer and Senior Portfolio Manager, co-founded Los Angeles Capital in 2002. Mr. Reynolds began his investment career in 1982 and earned a B.A. from the University of Virginia and an M.B.A. from University of Pittsburgh. Daniel A. Allen, CFA, President and Senior Portfolio Manager, joined Los Angeles Capital in 2009. Mr. Allen began his investment career in 1983 and earned a B.B.A. from Pacific Lutheran University and an M.B.A. from University of

Chicago Booth School of Business. Kristin Ceglar, CFA, Portfolio Manager and Group Managing Director, joined Los Angeles Capital in 2005 and earned a B.A. from Harvard University.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1264 (03/20)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
Small Cap II Fund
(the "Funds")

Supplement Dated March 30, 2020
to the Statement of Additional Information ("SAI") dated September 30, 2019, as amended on
December 13, 2019 and December 20, 2019

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Funds.

Change in Portfolio Management of the Funds

On the cover page of the SAI, "Los Angeles Capital Management and Equity Research, Inc." is added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and The Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.—Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap II Funds. Los Angeles Capital is an SEC registered investment adviser. Los Angeles Capital is a California corporation founded in 2002, and is wholly-owned by its employees.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

Los Angeles Capital

Compensation. SIMC pays Los Angeles Capital a fee based on the assets under management of the Small Cap and Small Cap II Funds as set forth in an investment sub-advisory agreement between Los Angeles Capital and SIMC. Los Angeles Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap II Funds. The following information relates to the period ended December 31, 2019.

Los Angeles Capital's portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital's compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital's portfolio managers receives a base salary fixed from year to year. In addition, portfolio managers participate in the Los Angeles Capital's profit sharing plan. The aggregate amount of the contribution to Los Angeles Capital's profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also is a shareholder of Los Angeles Capital and receives compensation based upon Los Angeles Capital's overall profits. Certain portfolio managers are also eligible to receive a discretionary bonus from Los Angeles Capital.

Ownership of Fund Shares. As of December 31, 2019, Los Angeles Capital's portfolio managers did not beneficially own any shares of the Small Cap or Small Cap II Funds.

Other Accounts. As of December 31, 2019, in addition to the Small Cap and Small Cap II Funds, Los Angeles Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Hal W. Reynolds, CFA	14		$8,693	17		$4,888	37		$13,235
	1	*	$3,905	5	*	$1,519	6	*	$7,557
Daniel E. Allen, CFA	10		$4,013	17		$4,888	37		$13,235
	0		$0	5	*	$0	6	*	$0
Kristin Ceglar, CFA	0		$0	5		$977	12		$8,124
	0		$0	1	*	$338	3	*	$5,141

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which Los Angeles Capital believes are reasonably designed to address the potential for conflicts of interest associated with managing portfolios for multiple clients and that seek to treat all clients fairly and equally over time. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client's investment guidelines. This can result in investment positions or actions taken for one client account that differ from those taken in another client account. Accordingly, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. These positions and actions can adversely affect or benefit different clients at different times.

Los Angeles Capital manages client accounts that have different investment strategies, objectives, restrictions, constraints, launch dates, and overlapping benchmark constituents. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. However, simultaneously purchasing and selling the same security in the same account ("wash trades") is prohibited. Additionally, it is possible for Los Angeles Capital to purchase or sell the same security for different accounts during the same trading day but at differing execution prices. The order of account rebalances may work on some occasions to the account's advantage or disadvantage.

The decision as to which accounts participate in an investment opportunity will take into account, among other things, the model's outlook on the account's strategy, the account's investment guidelines, and risk metrics. Furthermore, global accounts' orders are sent to the market simultaneously subject to prevailing market conditions, client flows, and liquidity. Emerging markets account orders are aggregated during account rebalances, but Los Angeles Capital is not required to do so. Los Angeles Capital's proprietary optimization-based software for trading client portfolios complements the Los Angeles Capital's approach to stock selection and uses real-time market prices to parse the master ("parent") order lists into a sub-list or "child" order lists, for execution by agency broker algorithms. For accounts traded using this proprietary optimization-based software, real-time market prices are the primary wave creation determinant in each child order. Therefore, waves traded for one account (or group of accounts) may result in different execution prices than a wave traded for another account (or group of accounts).

As Los Angeles Capital's trading algorithm is dependent upon robust and consistent market data, Los Angeles Capital does not currently utilize this trading strategy in Developed Asia and some Emerging Markets.

While each client account is managed individually, Los Angeles Capital may, at any given time, purchase and/or sell the same security in a block that is allocated among multiple accounts. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. When there is decision making on whether to include or exclude certain accounts from a block transaction, there is always the potential for conflicts of interest. Furthermore, the effect of trade aggregation may work on some occasions to the account's disadvantage. Los Angeles Capital's policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may not participate in certain block trades.

Los Angeles Capital's portfolio managers manage accounts that are charged a performance-based fee alongside accounts with standard asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities. Management and performance fees inure to the benefit of Los Angeles Capital as a whole and not to specific individuals or groups of individuals. Further, Los Angeles Capital employs a quantitative investment process which utilizes Los Angeles Capital's proprietary investment model technology to identify securities and construct portfolios.

Based on a variety of factors including the strategy, guidelines, and turnover goals employed by each account, Los Angeles Capital determines the trading frequency of an account with most accounts trading weekly and others less frequently. In a typical week, Los Angeles Capital will begin by trading its U.S. strategy accounts followed by its non-U.S. strategy accounts. An account's rebalance cycle is dependent on the account's strategy. Rebalances for U.S. strategy accounts are regularly rotated between traders and generally begin on the same day each week. Non-U.S. strategy account rebalances may be regularly rotated over several days. Los Angeles Capital's proprietary accounts, which are invested in liquid, benchmark securities, may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints, and resource constraints.

Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments for certain personal security transactions. Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients. Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital's Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1265 (03/20)